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                                                                    Exhibit 10.4

                  2004 AMENDMENT TO SECOND AMENDED AND RESTATED
                  REFUND ANTICIPATION LOAN OPERATIONS AGREEMENT

NOTE: CERTAIN MATERIAL HAS BEEN OMITTED FROM THIS AGREEMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2. THE LOCATIONS OF THESE OMISSIONS ARE INDICATED THROUGHOUT THE AGREEMENT BY THE FOLLOWING MARKINGS:
[***].

      THIS 2004 AMENDMENT TO THE SECOND AMENDED AND RESTATED REFUND ANTICIPATION LOAN OPERATIONS AGREEMENT dated as of August 20, 2004, (the "Amendment"), is made by and among H & R Block Services, Inc., a Missouri corporation ("Block Services"), on behalf of itself and in regard to its subsidiaries, H & R Block Tax Services, Inc., a Missouri corporation ("Block Tax Services"), HRB Royalty, Inc., a Delaware corporation ("Royalty," and together with Block Services and Block Tax Services, the "Block Companies"); Household Tax Masters Inc., a Delaware corporation ("Tax Masters"), for itself or in its capacity as servicer for the RAL Originator (as such term is defined herein) where appropriate under the circumstances, and Beneficial Franchise Company Inc., a Delaware corporation ("Beneficial Franchise," and together with Tax Masters, the "Household Companies").

                                    RECITALS

      WHEREAS, the parties hereto entered into that certain Amended and Restated Refund Anticipation Loan Operations Agreement dated January 3, 2003;

      WHEREAS, the parties hereto entered into a Second Amended and Restated Refund Anticipation Loan Operations Agreement dated June 9, 2003 (the "Agreement")

      WHEREAS, the parties desire to amend certain terms of the Agreement.

      NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

      1. Paragraph 5.4, RAC License Fee, is deleted in its entirety and the following substituted in lieu thereof:

            "5.4  RAC License Fee.

                  (a) 2005 Tax Period. Tax Masters as servicer for the RAL
            Originator shall cause to be paid to Block Services a license fee [***]calculated in accordance with the following schedule for each RAC issued by the RAL Originator pursuant to this Agreement between January 1,

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            2005 and October 15, 2005 (for purposes of this section, the "2005
            Tax Period")[***].

                  (b) 2006 Tax Period. Except as provided below, Tax Masters as servicer for the RAL Originator shall cause to be paid to Block Services a license fee [***], calculated in accordance with the following schedule for each RAC issued by the RAL Originator pursuant to this Agreement during the 2006 Tax Period [***].

                  (c) Payment Dates. On or before April 30, 2005 (or the last business day of such month if April 30 is a non-business day), Tax Masters shall pay Block Services [***].

                  (d) Payments for Direct Deposit RACs to IRA or Auto Investor
            accounts and Denied RALs. [***]

                  (e) Method of Payment. The license fee described in this
            Section 5.4 (the "RAC License Fee") shall be paid by credit to Block Services' account by ACH credit to the appropriate Block Office's company account."

      2. Paragraph 6.2(d) is amended by adding the following to the end of the paragraph:

            [***]

      3. Except as set forth in this Amendment, the Agreement shall remain in full force and effect and is ratified and confirmed in all other respects.

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      IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Amendment as of the effective date set forth above.

                                        HOUSEHOLD TAX MASTERS, INC.

                                        By:  /s/ Susan E. Artman
                                             -----------------------------------
                                             Name: Susan E. Artman
                                             Title: Vice President

                                        BENEFICIAL FRANCHISE COMPANY, INC.

                                        By: /s/ Susan E. Artman
                                            ------------------------------------
                                            Name: Susan E. Artman
                                            Title: Vice President

                                        H&R BLOCK SERVICES, INC.

                                        By: /s/  Timothy C. Gokey
                                            ------------------------------------
                                            Name: Timothy C. Gokey
                                            Title: President

                                        H&R BLOCK TAX SERVICES, INC.

                                        By: /s/  Timothy C. Gokey
                                            ------------------------------------
                                            Name: Timothy C. Gokey
                                            Title: President

                                        HRB ROYALTY, INC.

                                        By: /s/  Rosalie A. Kenney
                                            ------------------------------------
                                            Name: Rosalie A. Kenney
                                            Title President

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